GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marcia D. Alazraki, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811- 08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account – Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2016.

                                                                                  /s/ Marica D. Alazraki

                                                                                  Marcia D. Alazraki

                                                                                  Member, Board of Directors

                                                                                  Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John L. Bernbach, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811- 08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account – Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2016.

                                                                                  /s/ John L. Bernbach

                                                                                  John L. Bernbach

                                                                                  Member, Board of Directors

                                                                                  Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, André R. Desmarais, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811- 08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account – Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2016.

                                                                                  /s/ André R. Desmarais

                                                                                  André R. Desmarais

                                                                                  Member, Board of Directors

                                                                                  Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Paul G. Desmarais, Jr., a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811- 08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account – Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2016.

                                                                                  /s/ Paul G. Desmarais, Jr.

                                                                                  Paul G. Desmarais, Jr.

                                                                                  Member, Board of Directors

                                                                                  Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stuart Z. Katz, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811- 08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account – Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2016.

                                                                                  /s/ Stuart Z. Katz

                                                                                  Stuart Z. Katz

                                                                                  Member, Board of Directors

                                                                                  Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Jeffrey Orr, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811- 08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account – Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2016.

                                                                                  /s/ R. Jeffrey Orr

                                                                                  R. Jeffrey Orr

                                                                                  Member, Board of Directors

                                                                                  Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jerome J. Selitto, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811- 08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account – Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2016.

                                                                                  /s/ Jerome J. Selitto

                                                                                  Jerome J. Selitto

                                                                                  Member, Board of Directors

                                                                                  Great-West Life & Annuity Insurance Company of New York

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brian E. Walsh, a member of the Board of Directors of Great-West Life & Annuity Insurance Company of New York (the “Company”), a New York corporation, do hereby constitute and appoint Richard G. Schultz and Ryan L. Logsdon, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute any and all registration statements by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, including the “Registration Statements,” as defined below, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney.

The “Registration Statements” covered by the Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
COLI VUL-2 Series Account (811-22091)	333-144503
Variable Annuity-1 Series Account -- Schwab OneSource Annuity (811- 08183)	333-147743
Variable Annuity-1 Series Account -- Schwab OneSource Choice Variable Annuity (811-08183)	333-194044
Variable Annuity-1 Series Account -- Schwab Advisor Choice Variable Annuity (811-08183)	333-194100
Variable Annuity-2 Series Account -- Great-West Smart Track Variable Annuity (811-05961)	333-177070
Variable Annuity-2 Series Account -- Great-West Smart Track II Variable Annuity (811-05961)	333-189440
Variable Annuity-2 Series Account – Great-West Smart Track II – 5 Year Variable Annuity (811-05961)	333-203265
Variable Annuity-6 Series Account – Form N-4 Registration Statement to be filed for a Variable Longevity Annuity Contract
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203855
Variable Annuity-8 Series Account – Great-West SecureFoundation II Variable Annuity (811-23054)	333-203854
Form S-1, S-3, N-3, N-4 or N-6 Registration Statements to be filed, as necessary, including but not limited to any Registration Statement filed to continue the offering of, and/or register more securities for, any securities offered by the Registration Statements identified above.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2016.

                                                                                  /s/ Brian E. Walsh

                                                                                  Brian E. Walsh

                                                                                  Member, Board of Directors

                                                                                  Great-West Life & Annuity Insurance Company of New York